November 30, 2017

Selective Opportunity Fund (the “Fund”)

Supplement to the Prospectus dated January 6, 2017

Effective January 1, 2018, the management fee paid by the Fund to Selective Wealth Management, LLC, investment adviser to the Fund, will be reduced from 1.25% to 0.85% of the average daily net assets of the Fund.

This supplement is intended to provide advance notification to shareholders of the Fund of this fee reduction.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated January 6, 2017, and retain it for future reference.